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                                                                   EXHIBIT 10.18

                            SECOND AMENDMENT TO LEASE

         This Second Amendment dated as of November 6, 1996, to LEASE AGREEMENT dated as of May 15, 1996 (the "Lease"), as amended by a First Amendment to Hospital Lease dated as of August 15, 1996, by and between AHP OF UTAH, INC., a Utah corporation, as Landlord (the "Landlord") and PARACELSUS PIONEER VALLEY HOSPITAL, INC. a Utah Corporation, as Tenant (the "Tenant").

                                    RECITALS

         A. Landlord desires to enter into that certain Letter Agreement, dated as of October 14, 1996, by and between Landlord and Realty Executives, whereby Landlord will sell and convey to Gus E. and Barbara A. Paulos Family Limited Partnership approximately 1.96 acres of vacant excess land located in Salt Lake County, Utah.

         B. Such excess land as will be conveyed by the Letter Agreement is currently owned by Landlord and leased to Tenant pursuant to Lease.

         C. Landlord and Tenant desire hereby to provide for the amendment of the Lease to reflect the sale of such excess land, and to ratify and confirm the Lease as so amended.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the following mutual covenants and agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined in this amendment, capitalized terms used herein which are defined in the Lease shall have the same meanings as the meanings assigned to such terms in the Lease.

         2. AMENDMENTS TO LEASE.

                  a. The definition of "Base Rent" in Article 1 of the Lease is hereby amended by deleting the amount "$7,050,750" therefrom and substituting "$7,024,401" therefor.

                  b. The defined term "Landlord's Investment in Excess Land" shall be added to Article 1 and shall mean $213,283.

                  c. The definition of "Landlord's Total Investment" set forth in Article 1 is hereby amended by deleting the definition in its entirety and substituting the following therefor:

                           "Landlord's Total Investment" shall mean an amount equal to the sum of (x) the Initial Investment Cost plus (y) all Capital Additions Costs pertaining to the Property paid for by Landlord pursuant to Section
                           11.2 of the Lease, minus (z) Landlord's Investment in Excess Land.


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                  d. Section 4.4(b) is amended by deleting the amount
         "$8,914,180" therefrom and substituting "$8,880,867" therefor.

                  e. Section 14.1(b) is amended by deleting the amount "$57,073,000" therefrom and substituting "$56,859,717" therefor.

                  f. Section 26.2 is amended by deleting the amount "$63,250,000" therefrom and substituting "$63,013,633" therefor.





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         3. MISCELLANEOUS.

                  a. This Amendment is an amendment to the Lease, and the Lease, as hereby amended, is ratified, approved and confirmed by Landlord and Tenant in each and every respect. All references to the Lease in any other agreement, document, instrument or writing shall hereafter be deemed to refer to the Lease as amended hereby.

                  b. Captions used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

                  c. This Amendment shall be binding upon Landlord and Tenant, and their respective successors and permitted assigns, and shall inure to the benefit of Landlord and Tenant, and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       AHP OF UTAH, INC.,
                                       a Utah corporation

                                       By:      /s/ KAY L. HIDE
                                           -----------------------------------
                                                Kay L. Hide
                                                Vice President

                                       Paracelsus Pioneer Valley Hospital, Inc.
                                       a Utah Corporation


                                       By:      /s/ DEBORAH H. FRANKOVICH
                                           ------------------------------------
                                       Name:         DEBORAH H. FRANKOVICH
                                             ----------------------------------
                                       Title:        VP/TREASURER
                                              ---------------------------------





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